UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 27, 2018

SWEEGEN, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-190547	80-0910515
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30321 Esperanza Avenue Rancho Santa Margarita, California	92688
(Address of principal executive offices)	(Zip Code)

(949) 709-0583

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act.

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[X] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2018, the Board of Directors of SweeGen, Inc. (the “Company”) appointed Mr. Charles W. Davis to serve as the Company’s President, effective as of March 1, 2018.

Mr. Davis, age 61, previously served as Executive Vice President of Research, Development, Quality and Innovation at The Kraft Heinz Company, a position he held from April 2012 until his retirement in October 2015. In this position, Mr. Davis played a key role in the development and market introduction of new products. Since his retirement in 2015, Mr. Davis has served as a consultant to various companies, advising them on matters involving innovative product development, commercialization and acquisition strategies in the food and beverage field.

In consideration for his service as President, Mr. Davis will be compensated pursuant to the terms of the Offer Letter between the Company and Mr. Davis, which was entered into in connection with his appointment and is effective as of March 1, 2018. Mr. Davis will receive an annual base salary of $350,000 and is eligible to receive an annual cash bonus based upon the achievement of pre-established goals set by the Board of Directors and targeted at 20% to 40% of his base salary per year, subject to adjustment in the discretion of the Board of Directors. In addition, Mr. Davis will be eligible to receive equity awards in the discretion of the Board of Directors in connection with his annual performance review and may participate in any equity incentive plans that may be adopted by the Company on the same terms and conditions as the other participants. Mr. Davis will receive other employment benefits according to the Company policy after his initial three months of service with the Company. The foregoing summary of the terms of the Offer Letter is qualified in its entirety by reference to the Offer Letter, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

On February 27, 2018, the Company issued a press release announcing Mr. Davis’ appointment as the Company’s President, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
10.1	Offer Letter by and between SweeGen, Inc. and Charles W. Davis, dated as of February 27, 2018.
99.1	Press Release issued by SweeGen, Inc., dated February 27, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:February 27, 2018

SWEEGEN, INC. (Registrant)

By:	/s/ Steven Chen
Name:	Steven Chen
Title:	Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director